                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-12

                                  Zanett, Inc.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total Fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

            (2)   Form, Schedule or Registration Statement No.:

            (3)   Filing Party:

            (4)   Date Filed:

                                  ZANETT, INC.
                          635 MADISON AVENUE, Floor 15
                               NEW YORK, NY 10022
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 17, 2005

To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the "Shareholders' Meeting") of Zanett, Inc. ("Zanett") to be held at 635 Madison Avenue, 15th Floor, New York, NY 10022 on Friday, June 17, 2005, at 2:00 PM, local time, for the following purposes:

      1.    To elect a Board of Directors.

      2. To ratify the amendment and restatement of the Zanett Stock Plan, under which amendment the total number of shares of common stock available under the Plan is increased from 7,000,000 to 10,000,000.

      3. To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2005.

      4. To transact such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement following this Notice. Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as amended, accompanies this Proxy Statement.

You must be a shareholder of record at the close of business on April 26, 2005 to vote at the Shareholders' Meeting or any adjournment or postponement thereof. Management welcomes your attendance at the Shareholders' Meeting. Your vote is important. Whether or not you expect to attend the Shareholders' Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. Your proxy will not affect your right to vote in person if you attend the Shareholders' Meeting.

                                         By Order of the Board of Directors


                                         /s/ Pierre-Georges Roy
                                         ----------------------------
                                           Pierre-Georges Roy
                                           Secretary
                                           May 17, 2005

TABLE OF CONTENTS

                                                                            Page
                                                                            ----

VOTING AT THE ANNUAL MEETING                                                   1

SOLICITATION OF PROXIES                                                        3

PROPOSAL No. 1: To elect a Board of Directors                                  4

PROPOSAL No. 2: To ratify the amendment and restatement of the
Zanett Stock Plan, under which amendment the total number of shares of common stock available under the Plan is increased from
7,000,000 to 10,000,000                                                        9

PROPOSAL No. 3: To ratify the selection of Deloitte & Touche LLP as
our independent auditors for the fiscal year ending December 31, 2005         13

REPORT OF THE AUDIT COMMITTEE                                                 14

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS                   16

EXECUTIVE OFFICERS                                                            19

EXECUTIVE COMPENSATION                                                        20

RELATED PARTY TRANSACTIONS                                                    21

OTHER SHAREHOLDER MATTERS                                                     22

OTHER BUSINESS                                                                22

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                       22

ADDITIONAL INFORMATION                                                        23

ZANETT, INC.
635 Madison Avenue
15th Floor
New York, NY  10022

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------

The Board of Directors of Zanett, Inc. ("Zanett" or the "Company"), a Delaware corporation, solicits your proxy for use at the 2005 annual meeting of shareholders (the "Shareholders' Meeting"). This proxy statement contains information related to the Shareholders' Meeting of Zanett to be held on June 17, 2005 at 2:00 p.m. local time at Zanett's principal executive offices located at 635 Madison Avenue, 15th Floor, New York, NY 10022 and at any postponements or adjournments of such meeting. This Proxy Statement and enclosed form of proxy were first sent to shareholders on or about May 18, 2005.

References in this Proxy Statement to the "Company", "Zanett," "we", "us" and "our" refer to Zanett, Inc.

VOTING AT THE ANNUAL MEETING

The Board of Directors has fixed the close of business on April 26, 2005 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Shareholders' Meeting. As of the Record Date there were 28,869,809 shares of the Company's common stock issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Shareholders' Meeting. A complete list of shareholders entitled to vote at the Shareholders' Meeting will be available for inspection by any shareholder for any purpose relating to the Shareholders' Meeting for ten days prior to the meeting during ordinary business hours at Zanett's executive offices.

The presence, in person or by properly executed proxy, of the holders of a majority of the common stock entitled to vote at the Shareholders' Meeting is necessary to constitute a quorum at the Shareholders' Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Shareholders' Meeting or any postponements or adjournments thereof.

Shares of common stock represented at the Shareholders' Meeting in person or by proxy will be counted to determine the presence of a quorum at the Shareholders' Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Shareholders' Meeting to determine the presence of a quorum, but will not be counted as votes cast on such matter. Abstentions, therefore, will have the same effect as votes against approval of the proposals set forth in this Proxy Statement. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Shareholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

The holders of common stock do not have cumulative voting rights in connection with the election of Directors. All shares of common stock that are entitled to vote and are represented at the Shareholders' Meeting by properly executed proxies received prior to or at the Shareholders' Meeting, and not revoked, will be voted at the Shareholders' Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the proposals set forth in this Proxy Statement.

There were no shareholder proposals submitted for the Shareholders' Meeting. The Board of Directors does not intend to bring any matter before the Shareholders' Meeting other than the matters specifically referred to in the notice of the Shareholders' Meeting, nor does the Board of Directors know of any other matter that anyone else proposes to present for action at the Shareholders' Meeting. However, if any other matter is properly brought before the Shareholders' Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Shareholders' Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Shareholders' Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

Enclosed herewith is a proxy card for use by holders of Zanett's common stock. David M. McCarthy, the Company's Chief Executive Officer, and Jack M. Rapport, the Company's Chief Financial Officer, will serve as your proxies for the Shareholders' Meeting. To vote by proxy, please complete, sign, date and return the enclosed proxy card. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of common stock represented at the Shareholders' Meeting by the enclosed proxy will be voted FOR each of the proposals set forth herein. If any other matters properly come before the Shareholders' Meeting, then your proxies will vote your shares in their discretion on such matters.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Zanett, at or before the taking of a vote at the Shareholders' Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Zanett before the taking of a vote at the Shareholders' Meeting or (iii) attending the Shareholders' Meeting and voting in person (although attendance at the Shareholders' Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022, Attention: Secretary, or hand delivered to the Secretary of Zanett at or before the taking of the vote at the Shareholders' Meeting.

                             SOLICITATION OF PROXIES

All expenses of Zanett's solicitation of proxies for the Shareholders' Meeting will be borne by Zanett. In addition to solicitation by use of the mails, proxies may be solicited from Zanett shareholders by directors and officers of Zanett in person or by telephone, telegram or other means of communication. Such directors and officers will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Zanett will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

                                 PROPOSAL No. 1

ELECTION OF DIRECTORS

Directors will be elected at the Shareholders' Meeting to serve until the next annual meeting and until their successors have been qualified and elected. The Board of Directors is currently composed of seven Directors and the Board of Directors nominates the seven persons listed below, all of whom are current directors. Set forth below is certain information concerning the nominees that is based on data furnished by them. In the absence of instructions to the contrary, shares represented by the proxies will be voted for election of all these nominees to the Board of Directors. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

Vote Required for Approval

The seven Directors are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED BELOW.

The following persons have been nominated for election as Directors by the Board of Directors:

Name and Age
Principal Occupation During Past Five Years and Other Information

William H. Church, 58 - Served as Director since September 2004.

Serving as Chairman of the Audit Committee of Zanett, Mr. Church has over 30 years of experience advising management and Boards of Directors of high growth publicly traded companies. He is a retired Ernst & Young partner and was instrumental in the establishment and successful development of the Ernst & Young Tax and Human Capital Practice in the New York Metro Area and in Tokyo, Japan. Mr. Church received a B.A. degree from Marquette University. He is a Certified Public Accountant in New York and Wisconsin, a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Leonard Goldstein, 55 - Served as Director since April 2005.

Mr. Goldstein brings over 25 years of diversified technology and financial experience to the investment community. Recently, he was the Chief Information Officer of Pequot Capital Management, a premier hedge fund and venture capital group based in Westport, CT and New York City, NY. He was responsible for overall technology strategy, evaluation, implementation and operations.

Prior to Pequot, he served as the CIO of IntraLinks, responsible for all aspects of technology including: Research & Development, ASP Hosting Services, Operations, Information Security, Infrastructure and CRM/ERP systems. As a founding partner, he was instrumental in growing IntraLinks to a major player in the area of digital collaboration. Prior to IntraLinks, he was a Vice President in the Investment Research Department at Goldman, Sachs & Company; responsible for the development, implementation and operation of a large scale Internet based research delivery system known as the ResearchXpresssm.

Mr. Goldstein has his doctorate and masters degrees in engineering from Brooklyn Polytechnic Institute and New York University.

Claudio M. Guazzoni, 42 - Served as Director Since October 2000.

Mr. Guazzoni has served as President of Zanett, Inc. since he co-founded the Company in 2000. Prior to such time, he co-founded The Zanett Securities Corporation in 1993. At Zanett Securities Corporation, Mr. Guazzoni was instrumental in the initial public offering of a number of young technology companies, including YouthStream Media, Inc., Robotic Vision Systems, Inc., SmartServ Online, and FiberNet Telecom Group. His previous work in mergers and acquisitions for Salomon Brothers and past experience as a fund manager responsible for managing portfolios aggregating in excess of $1.4 billion provides Zanett with experience in international finance and deal structuring.

Jay W. Kelley, 63 - Served as Director since June 2003.

General Kelley completed a 37-year Air Force career in 1996 at the rank of Lieutenant General. From March 20, 2000 until March 2003, General Kelley was Vice President of Military Programs for Lockheed Martin Technical Operations. Prior to joining LMTO, General Kelley was employed by System Technology Associates, Inc., where he was Chief Operating Officer. There, he had responsibility for directing and overseeing the activity of the corporate staff and field operations. General Kelley is currently a Senior Vice President in the National Security Solutions Group of Mantech International Corporation where he has primary responsibility for ManTech's business relating to Department of Defense and intelligence community space programs and other Midwest operations. General Kelley earned his Bachelor of Science degree from the United States Air Force Academy in Colorado Springs in 1964, and a Master of Science degree in Political Science from Auburn University in Montgomery, Alabama, in 1973. He completed Squadron Officer School, Maxwell AFB, in 1967; Air Command and Staff College in 1973; Research Associate Studies in 1980, International Institute for Strategic Studies, London, England; National War College in 1981, Fort Lesley J. McNair; the Program for Senior Executives in National and International Security in 1986, John F. Kennedy School of Government, Harvard University; and the Program on Foreign Politics and National Interest, Massachusetts Institute of Technology, in 1987.

David M. McCarthy, 43 - Served as Director Since October 2000.

Mr. McCarthy has served as Chief Executive Officer of Zanett, Inc. since he co-founded the Company in 2000. Prior to such time he co-founded The Zanett Securities Corporation in 1993. At The Zanett Securities Corporation, Mr. McCarthy managed the executive and administrative staff, as well as all investment and banking activities.

L. Scott Perry, 58 - Served as Director Since March 2001.

Mr. Perry was with AT&T Corporation from January 1997 until his retirement in January 2002. During this period, he served as Vice President - Advanced Platform Systems from January 1997 to May 1998, Vice President - Strategy and Alliances from May 1998 to December 1999 and Vice President of Strategy & Business Development from January 2000 until his retirement. In these roles, he was responsible for building and refining the business strategy of AT&T and leading the development of growth plans which included close and effective relationships with other computer and networking product and service firms. Mr. Perry and his team led AT&T Corporation's 1998 acquisition of IBM's Global Network business.

Before joining AT&T, Mr. Perry was with IBM for almost sixteen years. During that time he held a number of marketing and sales executive positions, culminating in his last assignment as General Manager, Academic Computing Information Systems, an independent business unit with responsibility for strategy, development, marketing and support of information systems to the higher education marketplace.

Mr. Perry is on the board of directors and is the past Chairman of the Information Technology Association of America (ITAA), an association of software and services firms. He serves on the following Boards of Directors: Junior Achievement of New York, INEA, a private financial planning software company based in Toronto, Canada, SmartServ Online, Inc., an online information services company based in Stamford, Connecticut, and AONET, a networking services startup in Santa Clara, California. He also is a member of the Cornell University Engineering College Advisory Council and serves on the Network Planning and Policy Advisory Council for UCAID (the University Corporation for Advanced Internet Development) - which runs the Internet2.

Mohan M. Trikha, 60 - Served as Director Since October 2000.

Mr. Trikha is a Principal at U Group, a team of entrepreneurs and executives focused on turnarounds of IT businesses. Prior to joining U Group in 2002, he was President & Chief Executive Officer of InfoDream Corporation, a Silicon Valley company specializing in the area of knowledge management. Prior to this, Mr. Trikha was Vice President and General Manager of Strategy and Planning for Xerox Corporation's Internet and Software Solutions division from 1998 to 2000, where he played an important role in building the company's new generation of online services and solutions. From 1996 to 1998 he was the Chief Executive Officer of InXight Software, an independent company funded by Xerox Corporation that he founded, and before that he held several senior-level positions with divisions of Xerox and IBM. Mr. Trikha is also a member of the board of directors for Qualance Software and SonaSoft and is a charter member of T.I.E., a professional organization for entrepreneurs worldwide.

Information About the Board of Directors and Committees of the Board of Directors

In March 2001, the Board of Directors established an Audit Committee, which is composed of two non-employee independent directors. The Audit Committee, which has adopted a formal charter, a copy of which is attached hereto as Appendix B, assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's accounting, auditing, and reporting practices. The members of the Audit Committee are Messrs. Church and Trikha. The Audit Committee conducted a meeting on March 24, 2005 to review and discuss the 2004 consolidated financial statements with management and the Company's independent auditors to review and approve the Company's Annual Report on Form 10-KSB prior to its issuance. The Audit Committee also met quarterly with management and its independent auditors during 2004 to review the Company's quarterly reports on Form 10-QSB prior to their issuance. During 2005, the Audit Committee will continue to meet quarterly to review the Company's financial statements and SEC reports.

Both members of the Audit Committee are independent committee members as defined by the Nasdaq National Market listing standards and pursuant to Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Board of Directors has determined that Mr. Church is a "financial expert," as defined in Item 401(e)(2) of Regulation S-B promulgated by the Commission.

During 2004, the Board of Directors held four meetings. The Board of Directors acted several times by unanimous written consent in lieu of a meeting as permitted by Delaware law. Each director attended at least 75% of the meetings of the Board and committees on which he served.

The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee and does not have any nominating committee charter. Such functions are currently performed by the independent, as defined by the Nasdaq National Market listing standards, members of the Board of Directors acting as a whole. In carrying out this function, the Board of Directors seeks to create a Board of Directors that is strong in its collective diversity of skills and experience with respect to finance, leadership, business operations and industry knowledge. The Board of Directors considers on an annual basis the current composition of the Board of Directors in light of characteristics of independence, age, skills, experience and availability of service to our company of its members and of anticipated needs. When the Board of Directors review a potential new candidate, the Board of Directors looks specifically at the candidate's qualifications in light of the needs of the Board of Directors at a given point in time. Generally, in nominating director candidates, the Board of Directors strives to nominate directors that exhibit high standards of ethics, integrity, commitment and accountability. In addition, all nominations attempt to ensure that the Board of Directors shall encompass a range of talent, skills and expertise sufficient to promote sound guidance with respect to our operations and activities.

Shareholders may make nominations for election to the Board of Directors. Such nominations may be made only in writing by a shareholder entitled to vote at the annual meeting and must be addressed to the Secretary, Zanett, Inc. 635 Madison Avenue, 15th Floor, New York, NY 10022. Nominations must be received by the Secretary not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting and must be accompanied by the written consent of the nominee. Nominations must also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

Compensation of Directors

Zanett does not pay fees to any of our directors. The Board of Directors has established a practice of granting each non-employee director an option under the Zanett, Inc. Incentive Stock Plan to purchase up to 100,000 shares of the Company's common stock with an exercise price equal to market price at the time of the grant. These options are exercisable immediately but the underlying shares are initially unvested. The vesting for the shares underlying these options is as follows:

Mr. Church's shares vested or will vest one third each on September 1, 2005, September 1, 2006 and September 1, 2007. Mr. Goldstein's shares shall vest one third each on April 21, 2006, April 21, 2007 and April 21, 2008. General Kelley's shares vested or will vest one third each on June 17, 2004, June 17, 2005 and June 17, 2006. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter all vested shares are subject to a lock-up agreement that precludes the sale of the shares, except as otherwise provided in such agreement. As of April 26, 2005, none of the Directors have exercised any of their options.

PROPOSAL No. 2
AMENDMENT TO THE AMENDED AND RESTATED ZANETT STOCK PLAN

The Board of Directors has adopted, by unanimous written consent dated April 29, 2005, an Amended and Restated Zanett Stock Plan (the "Amended Plan"). The Amended Plan, subject to shareholder approval as described herein, increases the number of shares of the Company's common stock issuable thereunder from 7,000,000 to 10,000,000 shares. A summary of the Amended Plan follows, but this summary is qualified in its entirety by reference to the full text of the Amended Plan, which is attached as Appendix A to this proxy statement.

Conclusion and Recommendation

The Board of Directors believes it is in the best interests of the Company and its shareholders to adopt the Amended Plan increasing the number of shares of the common stock that will be authorized for issuance under the Amended Plan to attract and retain persons of outstanding competence as outside directors, executive officers and other key employees, and to further the identity of their interests with those of the Company's shareholders.

Vote Required for Approval

The proposal to approve the Amended Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Shareholders' Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Shareholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares of common stock present at the Shareholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

DESCRIPTION OF THE AMENDED AND RESTATED ZANETT STOCK PLAN

PURPOSE

The purpose of the Amended Plan is to encourage employees and directors of, and consultants to, the Company and of any eligible present or future subsidiaries of the Company and other individuals who render services to affiliates of the Company, by providing opportunities to participate in the ownership of the Company. The Amended Plan provides for the grant of incentive stock options, non-qualified stock options, stock awards, stock appreciation rights and direct purchases of common stock (collectively "Stock Rights"). The Board of Directors and management of the Company believe that the grant of Stock Rights will be a significant factor in the Company's growth and its ability to attract, retain and motivate qualified employees, officers, directors and consultants.

RIGHTS

The Amended Plan currently authorizes the following:

-     grant of options which may qualify as "incentive stock options" under
      Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (each such option, an "ISO");

-     grant of options which do not qualify as "incentive stock options" under
      Section 422 of the Code, (each such non-qualified option, a "NQO");

-     awards of stock in the Company (each, an "Award");

-     awards of stock appreciation rights ("SARs"); and

- opportunities to make direct purchases of stock in the Company (each, a "Purchase").

ISOs, NQOs, Awards, SARs and authorizations to make Purchases are collectively referred to as Stock Rights.

NUMBER OF SHARES

Pursuant to the Amended Plan, the number of shares of common stock that are authorized for awards will be increased from 7,000,000 to 10,000,000.

As of April 29, 2005, there were outstanding options to purchase 6,211,172 shares of the Company's common stock at a weighted average exercise price of $2.42 per share. As of such date, the following individuals had been granted options under the Zanett Stock Plan to purchase the Company's common stock in the amounts indicated: David McCarthy, Chief Executive Officer and Director of the Company: none; Claudio Guazzoni, President and Director of the Company: none; Jack M. Rapport, Chief Financial Officer and Treasurer of the Company:
750,000; and Pierre-Georges Roy, Chief Legal Officer of the Company: 750,000. As of April 29, 2005, all of the current executive officers as a group have been granted 1,500,000 options, all of which are currently outstanding, all of the current directors as a group who are not executive officers have been granted 500,000 options, all of which are currently outstanding and all employees as a group, including all current officers who are not executive officers, have been granted 2,497,020 options, all of which are currently outstanding. There were no other Stock Rights outstanding to purchase shares of the Company under the Amended Plan.

The following table summarizes Zanett's securities issued or authorized for issuance under the Company's equity compensation plans as of April 29, 2005.

                                                                  Number of
                                                                  securities
                           Number of           Weighted           remaining
                        securities to be        average         available for
                       issued on exercise    exercise price   future issuance
                         of outstanding      of outstanding     under equity
                       options, warrants    options, warrants   compensation
   Plan Category           and rights          and rights          plans
-------------------    ------------------   ----------------- ---------------
Equity compensation
 plans approved by
 equity holders             6,211,172               2.42            788,828
Equity compensation
 plans not approved
 by equity holders                 --                 --                 --

The above table excludes options issued in connection with acquisitions, which were not covered under the Company's equity compensation plans.

ADMINISTRATION

The Amended Plan will be administered by the Board of Directors of the Company or a committee thereof comprised of at least two non-employee members of the Board of Directors (the "Committee"). The Amended Plan gives broad powers to the Board or Committee to administer and interpret the Amended Plan, including the authority (i) to determine the purchase price of the common stock covered by each Stock Right, (ii) to determine the persons to whom and the time or times at which such Stock Right shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of a Stock Right, either cash, common stock of the Company or a combination thereof, (iv) to determine the terms of exercise of each Stock Right, (v) to accelerate the time at which all or any part of a Stock Right may be exercised, and (vi) to make all other determinations necessary or advisable for the administration of the Amended Plan, subject, in the case of the Committee, to the exclusive authority of the Board of Directors to amend or terminate the Amended Plan.

ELIGIBILITY

Only employees of the Company and related subsidiaries are eligible to receive incentive stock options (ISO's). Additionally, employees, non- employee members of the Board of Directors and non-employee consultants, agents or independent contractors to the Company or one of its related subsidiaries are eligible to receive NQOs, Awards, SARs and authorizations to make Purchases. The Company has approximately 185 employees eligible to receive Stock Rights under the Amended Plan.

TERM

The Amended Plan by its term has no expiration date. All Stock Rights issued under the Amended Plan shall expire on the date determined by the Board of Directors and specified in the Stock Right agreement. The term of options granted under the Amended Plan may not extend more than ten years from the grant date.

ADJUSTMENTS IN SHARES; CERTAIN CORPORATE TRANSACTIONS

If any change occurs in the shares of common stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments in the Amended Plan and outstanding Stock Rights will be made. In the event of any such changes, adjustments will include, where appropriate, changes in the aggregate number of shares subject to the Amended Plan, the number of shares and price per share subject to the outstanding Stock Rights and the amount payable upon exercise of outstanding Stock Rights, in order to prevent dilution or enlargement of the Stock Rights.

FEDERAL INCOME TAX CONSEQUENCES

Currently, the Board of Directors contemplates that Options granted hereunder will consist of NQOs with exercise prices at least equal to the fair market value of the underlying shares on the date of grant (i.e. options that do not meet the requirements of Section 422). Upon exercising a NQO, the grantee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequence to a grantee upon a disposition of shares acquired through the exercise of an option will depend upon how long the shares have been held by the grantee. There will be no tax consequence to the Company in connection with disposition of shares acquired under such a NQO. In general, the tax consequences to the Company and to recipients of: (1) Awards of restricted stock will be governed by the rules of Section 83 of the Code; (2) Awards of ISOs will be governed by the rules of Section 421 of the Code; (3) Awards of SARs will be governed by the rules of Section 451 of the Code and/or
Section 409A of the Code (with respect to SARs that are considered to be nonqualified deferred compensation); (4) Awards of discounted NQOs (i.e. NQOs with an exercise price that is less than the fair market value of the underlying shares on the date of grant) will be governed by the rules set forth above and of Section 409A of the Code; and (5) Performance Awards will be governed by Section(s) 83, 451 and/or 409A of the Code, depending on the nature and terms and conditions of the Award.

TAX WITHHOLDING REQUIREMENTS

The Company may take such actions as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole responsibility of the grantee under the plan, are withheld or collected from the grantee. At the sole discretion of the Board of Directors, the grantee may be permitted to satisfy any tax obligation by remitting to the Company shares of common stock delivered under the Stock Right.

                                 PROPOSAL No. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation by the Audit Committee, the Board of Directors has, subject to the ratification by the shareholders, appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of Zanett for the fiscal year ending December 31, 2005. Deloitte & Touche LLP audited the consolidated financial statements of Zanett for the fiscal year ended December 31, 2004. Representatives of Deloitte & Touche LLP will be present at the Shareholders' Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer any appropriate questions.

Vote Required for Approval

The proposal to ratify the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Shareholders' Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Shareholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares of Common Stock present at the Shareholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 3.

REPORT OF THE AUDIT COMMITTEE

The following is the Audit Committee's report with respect to the Company's consolidated financial statements for the year ended December 31, 2004.

The Audit Committee has reviewed and discussed the Company's consolidated financial statements with management and is satisfied that the internal control systems are adequate and that the Company employs appropriate accounting policies and procedures.

At a meeting held on March 24, 2005, the Audit Committee discussed with management and the Company's independent auditors, Deloitte & Touche, LLP, the consolidated financial statements for the year ended December 31, 2004. This meeting included discussions with Deloitte & Touche of matters relating to the auditors' judgments about the acceptability and quality of the Company's accounting principles, as applied in its financial reporting, as required by Statement of Auditing Standards No. 61, "Communications with Audit Committees." Deloitte & Touche has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee has received and discussed with Deloitte & Touche its written disclosures and letter as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and Deloitte & Touche, LLP's independence from the Company.

Based on the Audit Committee's review and discussions described above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Members of the Audit Committee of the Board of Directors

William Church
Mohan M. Trikha

AUDIT FEES

The aggregate fees for professional services rendered by Deloitte & Touche LLP in connection with their audit of Zanett's annual consolidated financial statements included in Form 10-KSB for the years ended December 31, 2004 and 2003, reviews of the consolidated interim financial statements included in our Quarterly Reports on Form 10-QSB and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934, as amended were $296,815 and $226,400, respectively.

AUDIT RELATED FEES

The aggregate fees for professional services rendered by Deloitte & Touche LLP for the years ended December 31, 2004 and 2003 related to the performance of the audits or reviews of the Company's consolidated financial statements which are not reported above under "Audit Fees" were $91,300 and $176,993 respectively. "Audit Related Fees" related to the historical audits of newly acquired subsidiaries.

TAX FEES

The aggregate fees billed by Deloitte & Touche LLP for the years ended December 31, 2004 and 2003 for professional services rendered for tax compliance, advice and planning were $22,625 and $41,500 respectively. "Tax Fees" includes fees for tax consultations and return preparation.

ALL OTHER FEES

There were no fees billed by Deloitte & Touche LLP for the years ended December 31, 2004 and 2003 for professional services rendered other than those described above under "Audit Fees", "Audit Related Fees" and "Tax Fees".

PRE-APPROVAL OF SERVICES

The Audit Committee separately pre-approves all audit, audit-related, tax and other services to be provided to the Company by Deloitte & Touche LLP.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table shows, as of March 31, 2005, the common stock owned beneficially by (i) each Director of the Company, (ii) each Executive Officer,
(iii) all Directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such common stock. Each of the shareholders listed has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

                      Beneficial Ownership of Common Stock

Name and address of                            Number of Shares       Percentage
Beneficial Owner (1)                        Beneficially Owned (1)     of Class

Claudio Guazzoni                                 7,449,944               25.8%
President and Director

David McCarthy                                   7,594,444               26.4%
Chief Executive Officer
and Director

Jack M. Rapport                                    574,415(2)             2.0%
Chief Financial Officer

Pierre-Georges Roy                                 470,000(3)             1.6%
Chief Legal Officer

William H. Church                                       --(4)               *
Director

Leonard G. Goldstein                                    --(5)               *
Director

Jay W. Kelley                                       33,333(6)               *
Director

L. Scott Perry                                     100,000(7)               *
Director

Mohan Trikha                                       100,000(8)               *
Director

Bruno Guazzoni                                   6,330,103               21.9%

Trust for Scott and Mary Seagrave                1,877,984                6.5%

All Directors and Executive Officers            16,322,138(9)            56.1%
as a Group (9 persons)

*     Less than 1%.

(1) The percentage of class based upon 28,839,809 shares of common stock issued and outstanding (or deemed to be issued and outstanding) as of March 31, 2005, calculated in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home, (ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person. The address for all persons listed in the above table is c/o Zanett, Inc., 635 Madison Avenue, New York, NY 10022, except for the Trust for Scott and Mary Seagrave, the address of which is 5412 CourseView Drive, Suite 122, Mason, OH 45040.

(2) Excludes 750,000 shares of common stock issuable upon exercise of options issued to Mr. Rapport on August 4, 2003. These options were exercisable immediately but the underlying shares are initially unvested, with vesting to occur on August 4, 2008 or as otherwise determined by the Board of Directors.

(3) Excludes 750,000 shares of common stock issuable upon exercise of options issued to Mr. Roy on August 4, 2003. These options were exercisable immediately but the underlying shares are initially unvested, with vesting to occur on August 4, 2008 or as otherwise determined by the Board of Directors.

(4) On August 25, 2004, Mr. Church was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $3.82 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of September 1, 2005, 2006 and 2007. Therefore, at March 31, 2005, no shares had vested. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until September 1, 2009, except as otherwise provided in such agreement.

(5) Mr. Goldstein did not beneficially own any shares of the Company's Common Stock as of March 31, 2005. On April 21, 2005, Mr. Goldstein was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $3.30 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of April 21, 2006, 2007 and 2008. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until April 21, 2010, except as otherwise provided in such agreement.

(6) On June 17, 2003, General Kelley was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $2.00 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of June 17 2004, 2005 and 2006. Therefore, at March 31, 2005, 33,333 shares had vested, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until June 17, 2008, except as otherwise provided in such agreement.

(7) On November 17, 2001, Mr. Perry was issued options to purchase 100,000 shares of the Company's common stock with an exercise price of $2.00 per share. These options were exercisable immediately but the underlying shares were initially unvested, with vesting occurring ratably on each of August 1, 2002, 2003 and 2004. At March 31, 2005, Mr. Perry had the right under these options to purchase 100,000 of vested shares, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(8) On November 17, 2001, Mr. Trikha was issued options to purchase 100,000 shares of the Company's common stock with an exercise price of $2.00 per share. These options were exercisable immediately but the underlying shares were initially unvested, with vesting occurring ratably on each of March 1, 2002, 2003 and 2004. At March 31, 2005, Mr. Trikha had the right under these options to purchase 100,000 of vested shares, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(9) See notes (2) through (8) above.

                               EXECUTIVE OFFICERS

The Company has four executive officers. Biographical information for David M. McCarthy, Chief Executive Officer, and Claudio M. Guazzoni, President, is included in Proposal 1 - Election of Directors. Biographical information for the remaining executive officers is presented below.

Jack M. Rapport, 52 - Mr. Rapport has served as the Chief Financial Officer and Treasurer of Zanett, Inc. since April 2001. Prior to such time, Mr. Rapport served as the interim Chief Financial Officer of Adept, Inc. and then the Vice President of Corporate Development for Coriva, Inc., a wholly-owned subsidiary of Adept, Inc., since early 2000. From 1998 to early 2000, Mr. Rapport was self employed, serving as President and Chief Executive Officer of Whitehall Capital Associates, Ltd., a healthcare receivable management and finance company, in 1998 and Wyndham Capital Management, Ltd., a commercial finance consulting firm, in 1999. From 1995 to 1997, Mr. Rapport was the Executive Vice President and Chief Financial Officer of The Pharmacy Fund, Inc., a healthcare receivable management and finance company. In total, Mr. Rapport has over twenty eight years of financial and business experience in both public and private corporate settings including: Bank of America, Manufacturers Hanover Trust Co. and Blue Cross and Blue Shield of Maryland.

Pierre-Georges Roy, 39 - Mr. Roy has served as the Chief Legal Officer and Secretary of Zanett, Inc. since September 2001. Prior to such time, Mr. Roy served as Practice Lead in the Telecom Corporate Finance Group of Clifford Chance, the world's largest law firm, from 1997 to 2000, and then as Vice-President Corporate Development and General Counsel for Openstream, a software developer of wireless applications from 2000 to 2001. From 1994 to 1997, Mr. Roy served as resident attorney in the Budapest and Prague offices of Stikeman, Elliott, one of the largest Canadian law firms, where he represented State privatization agencies and Western investors in privatizations, corporate acquisitions, project finance and energy matters in Central and Eastern Europe. Mr. Roy is a member of the New York State Bar.

Employment Agreements

The Company has employment agreements with two officers of the Company, Messrs. McCarthy and Guazzoni, described as follows:

Mr. McCarthy has a two-year employment agreement that will be renewed for successive annual terms until canceled by the Company or the officer. Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options. For the years ended December 31, 2002 and 2001, the Company agreed to a base annual compensation of $95,000. For the years ended December 31, 2003 and 2004, the Company agreed to a base annual compensation of $110,000.

Mr. Guazzoni has a two-year employment agreement that will be renewed for successive annual terms until canceled by the Company or the officer. Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options. For the years ended December 31, 2002 and 2001, the Company agreed to a base annual compensation of $95,000. For the years ended December 31, 2003 and 2004, the Company agreed to a base annual compensation of $110,000.

EXECUTIVE COMPENSATION

During the fiscal years ended December 31, 2004, 2003 and 2002, executive officers received compensation for services provided to the Company, as detailed in the table below.

                                                      Annual Compensation                        Long Term Compensation
                                           ----------------------------------------   ------------------------------------------
                                                                          Other       Restricted     Securities
                                                                          Annual        Stock        Underlying      All Other
                                 Year       Salary           Bonus     Compensation     Awards        Options       Compensation
                                 ----       ------           -----     ------------     ------        -------       ------------
David M. McCarthy                2004      $110,000        $ 15,000      $     --      $     --            --         $     --
Chief Executive Officer          2003      $110,000        $ 23,000      $     --      $     --            --         $     --
                                 2002      $     --(1)     $     --      $     --      $     --            --         $     --
Claudio M. Guazzoni              2004      $110,000        $ 15,000      $     --      $     --            --         $     --
President                        2003      $110,000        $ 23,000      $     --      $     --            --         $     --
                                 2002      $     --(1)     $     --      $     --      $     --            --         $     --
Jack M. Rapport                  2004      $150,000        $ 10,000      $     --      $     --            --         $     --
Chief Financial Officer          2003      $150,000        $ 20,000      $     --      $     --       750,000(2)      $     --
                                 2002      $130,000        $     --      $     --      $  3,000            --         $     --
Pierre-Georges Roy
Chief Legal Officer              2004      $150,000        $ 10,000      $     --      $     --            --         $     --
and Secretary                    2003      $150,000        $ 20,000      $     --      $     --       750,000(2)      $     --
                                 2002      $120,000        $     --      $     --      $ 45,000            --         $     --

(1) Messrs. David McCarthy and Claudio Guazzoni received no cash compensation in 2002. Each officer contributed his full salary in 2002 back to the Company, without recourse.

(2) On August 4, 2003, the Company awarded 750,000 options to purchase Common Stock to each of Messrs. Rapport and Roy at an exercise price of $2.00 per share, which was the market price on the grant date. These options were exercisable immediately but the underlying shares are initially unvested, with vesting to occur on August 4, 2008 or as otherwise determined by the Board of Directors.

Stock Options Granted During Fiscal Year Ended December 31, 2004

Under the Zanett's stock plan, the Company issued the following options during 2004 to purchase shares of the Company's common stock:

      - Options to purchase 610,253 shares of Zanett common stock were granted to employees of the Company and its wholly-owned subsidiaries.

      - Options to purchase 271,666 shares of Zanett common stock were granted to vendors in exchange for services provided to the Company.

      There is no understanding between the Company and any of its present shareholders regarding the sale of a portion or all of the common stock currently held by them in connection with any future participation by the Company in a business. There are no other plans, understandings, or arrangements whereby any of the Company's officers, directors, or principal shareholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with the Company's participation in a business. Members of Zanett's Board of Directors receive no cash compensation for their service as directors.

RELATED PARTY TRANSACTIONS

During 2004 and 2003, the Company recorded general and administrative expenses in the amounts of $213,000 and $213,000, respectively, for office space, computer equipment, telephone and other administrative support provided by The Zanett Securities Corporation, a related party. This related party and the Company have common majority ownership. If the Company had to procure such administrative services from an unrelated third party, it is likely that those services would cost more than the amounts allocated by the related party in 2002. In 2003, amounts charged for similar services were at estimated fair market value.

POLICY AND PROCESS REGARDING SHAREHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors has adopted a policy and process regarding shareholder communications to the Board. Shareholders may communicate with the Board collectively, or with any of its individual members, by writing to them c/o the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors.

Members of the Board of Directors are encouraged to attend the annual meeting. Last year, five members of the Board of Directors attended the annual meeting.

OTHER SHAREHOLDER MATTERS

Shareholder Proposals and Nominations of Directors for Zanett's Next Annual Meeting of Shareholders

Any shareholder who intends to present a proposal for consideration at Zanett's next annual meeting of shareholders intended to occur on or about June 17, 2006 must submit such shareholder's proposal in writing to Zanett at its executive offices on or before January 18, 2006 in order to have Zanett consider the inclusion of such proposal in Zanett's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made. A notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is considered untimely after April 3, 2006 and Zanett's proxy for its 2006 annual meeting of shareholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Nominations for election to the Board of Directors at Zanett's next annual meeting may be made only in writing by a shareholder entitled to vote at such annual meeting and must be addressed to the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before December 31, 2005 and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that may be brought before the Shareholders' Meeting. If other matters not now known come before the Shareholders' Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the timely filing of reports of ownership and changes in ownership with the Securities and Exchange Commission by Zanett's directors, certain of its officers and persons who own more than ten percent (10%) of Zanett's Common Stock.

The Company believes that all filings under Section 16(a) were timely made, except that the Company anticipates that Form 3 filings will be made with respect to Messrs. Church and Kelley on or about May 17, 2005 to report Company securities held by each at the time of his appointment to the Company's Board of Directors. Messrs. Church and Kelley joined the Company's Board of Directors in September 2004 and June 2003, respectively. The Company also anticipates that Forms 4 will be filed on or about May 17, 2005 for each of Messrs. Guazzoni and McCarthy reporting a gift of shares made by each in May 2002 and for each of Messrs. Rapport and Roy reporting grants of stock options made to each in August 2003.

ADDITIONAL INFORMATION

A copy of Zanett's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as amended, which contains copies of the Company's audited financial statements, accompanies this Proxy Statement. The annual report shall not be deemed proxy solicitation material. Zanett will furnish to any shareholder, without charge, upon written or oral request, any other documents filed by Zanett pursuant to the Exchange Act. Requests for such documents should be addressed to Pierre-Georges Roy, Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022, telephone number (646) 502-1800. Documents filed by Zanett pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's (the "SEC") Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), which is publicly available through the SEC's Web site (http://www.sec.gov).


New York, NY                        By Order of the Board of Directors,
May 17, 2005                        /s/ Pierre-Georges Roy
                                    -----------------------------------
                                    Pierre-Georges Roy, Secretary

APPENDIX A

                              AMENDED AND RESTATED

                                ZANETT STOCK PLAN

                          Zanett, Inc. and Subsidiaries

                               635 Madison Avenue
                                   15th Floor
                               New York, NY 10022

                       ZANETT INCENTIVE STOCK OPTION PLAN

Purpose

The purpose of the Zanett, Inc. Amended and Restated Incentive Stock Plan (the "Amended Plan") is to encourage employees and directors of, and consultants to, Zanett, Inc. (the "Company") and of any eligible present or future subsidiaries of Zanett (each, a "related sub" and together with the Company, the "Zanett Group") and other individuals who render services to the Zanett Group, by providing opportunities to participate in the ownership of the Company and its future growth through the grant of options which may qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (each such option, an "ISO"); the grant of options which do not qualify as "incentive stock options" under Section 422 of the Code, (each such non- qualified option, a "NQO"); awards of stock in the Company (each, an "Award"); stock appreciation rights ("SARs"), and opportunities to make direct purchases of stock in the Company (each, a "Purchase").

ISOs, NQOs, Awards, SARs and authorizations to make Purchases are collectively referred to as "Stock Rights". ISOs and NQOs are collectively referred to as "Options". Recipients of Stock Rights are referred to as "Grantees".

The Board of Directors of the Company believes that the grant of Stock Rights will be a significant factor in the growth and success of the Company and will help it attract, retain and motivate qualified employees, directors, consultants and advisers. The Board of Directors further believes that Stock Rights provide a strong incentive to employees and directors of the Company to put forth their best efforts to ensure the Company's success and, additionally, that Stock Rights are a means of rewarding individuals without depleting the cash resources of the Company.

Summary Description

All employees (including officers and directors) of the Company (and any related sub) and non-employee directors, consultants and independent contractors providing services to the Company (or any subsidiaries) are eligible to receive Stock Rights under the Amended Plan. The Amended Plan is not subject to the Employee Retirement Income Security Act of 1974. The Amended Plan permits the granting of Stock Rights to employees and non- employee officers, directors and agents of the Company in the form of ISOs, NQOs, Awards, SARs and Purchases. It is administered by the Board of Directors or by a committee appointed by the Board of Directors.

The Amended Plan gives broad powers to the Board or Committee to administer and interpret the Amended Plan, including the authority to select the individuals to be granted Stock Rights, and to prescribe the particular form and conditions of each Stock Right granted.

Certain Tax Matters

Currently, the Board of Directors contemplates that Options granted hereunder will consist of NQOs with exercise prices at least equal to the fair market value of the underlying shares on the date of grant (i.e. options that do not meet the requirements of Section 422). Upon exercising a NQO, the grantee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequence to a grantee upon a disposition of shares acquired through the exercise of an option will depend upon how long the shares have been held by the grantee. There will be no tax consequence to the Company in connection with disposition of shares acquired under such a NQO. In general, the tax consequences to the Company and to recipients of: (1) Awards of restricted stock will be governed by the rules of Section 83 of the Code; (2) Awards of ISOs will be governed by the rules of Section 421 of the Code; (3) Awards of SARs will be governed by the rules of Section 451 of the Code and/or Section 409A of the Code (with respect to SARs that are considered to be nonqualified deferred compensation); (4) Awards of discounted NQOs (i.e. NQOs with an exercise price that is less than the fair market value of the underlying shares on the date of grant) will be governed by the rules set forth above and of
Section 409A of the Code; and (5) Performance Awards will be governed by Section(s) 83, 451 and/or 409A of the Code, depending on the nature and terms and conditions of the Award.

                     AMENDED AND RESTATED ZANETT STOCK PLAN

Purpose....................................................................    2
Summary Description........................................................    2
Certain Tax Matters........................................................    3
1.  Purpose of Amended Plan................................................    5
2.  Stock Subject to Amended Plan..........................................    5
3.  Administration of the Amended Plan.....................................    6
4.  Eligibility............................................................    7
5.  Price..................................................................    7
6.  Term...................................................................    8
7.  Exercise of Stock Right................................................    8
8.  Additional Restrictions................................................    8
9.  Alternative Stock Appreciation Rights..................................    9
10. Ten Percent Shareholder Rule...........................................    9
11. Non-Transferability....................................................    9
12. Restricted Stock Awards................................................    9
13. Performance Awards.....................................................   11
14. Dilution or Other Adjustments..........................................   11
15. Amendment or Discontinuance of Amended Plan............................   11
16. Time of Granting.......................................................   11
17. Income Tax Withholding and Tax Bonuses.................................   11
18. Effective Date and Termination of Amended Plan.........................   12
19. Governing Law..........................................................   12

    [The bracketed text in this Appendix A reflects the Zanett Stock Plan as amended by Proposal 2, if Proposal 2 is adopted.]

                                ZANETT STOCK PLAN

1. Purpose of Amended Plan

This Amended and Restated Plan shall be known as the "ZANETT STOCK PLAN" and is hereinafter referred to as the "Amended Plan".

The purpose of the Zanett, Inc. Amended and Restated Incentive Stock Plan (the "Amended Plan") is to encourage employees and directors of, and consultants to, Zanett, Inc. (the "Company") and of any eligible present or future subsidiaries of Zanett (each, a "related sub" and together with the Company, the "Zanett Group") and other individuals who render services to the Zanett Group to put forth their best efforts to help the Company succeed, by providing opportunities to participate in its ownership and future growth through:

the grant of options which may qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (each such option, an "ISO"); the grant of options which do not qualify as "incentive stock options" under Section 422 of the Code, (each such non- qualified option, a "NQO"); awards of stocks in the Company (each, an "Award"); stock appreciation rights ("SARs"), and opportunities to make direct purchases of stock in the Company (each, a "Purchase").

ISOs, NQOs, Awards, SARs and authorization to make Purchases are collectively referred to as "Stock Rights". ISOs and NQOs are collectively referred to as "Options". Recipients of Stock Rights are referred to as "Grantees".

Grantee

Currently, the Board of Directors does not contemplate that Stock Rights granted hereunder shall be in the form of ISOs - incentive stock options - meeting the requirements of Section 422 of the Code, but rather it contemplates that Options will be non-qualified options that do not meet the requirements of Section 422.

2. Stock Subject to Amended Plan

Subject to the provisions of Section 14 hereof, the stock to be subject to Stock Rights under the Amended Plan shall be the authorized shares of Common Stock of the Company, $.001 par value (the "Common Shares"). Such shares may be either authorized but un-issued shares, or issued shares, which have been reacquired by the Company. The maximum number of Common Shares on which Stock Rights may be granted under this Amended Plan shall be [ten million] [(10,000,000)], subject to adjustment as provided in Section 14 hereof.

If a Stock Right under the Amended Plan expires, terminates or is unexercised for any reason with respect to any Common Shares, such shares shall again be available for Stock Rights thereafter granted during the term of the Amended Plan.

3. Administration of the Amended Plan

(a) The Amended Plan shall be administered by the Board of Directors of the Company or a committee thereof (the "Committee"), subject to the provisions of
Section 3(b) hereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. If no committee is appointed by the Board, the Committee shall be comprised of all of the members of the Board of Directors.

(b) Notwithstanding, Section 3(a) hereof, all Stock Rights granted under this Amended Plan to officers, directors and others who are subject to Section 16 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Section 16 Regulations"), shall be made exclusively by a committee (the "Disinterested Committee") comprised of at least two members of the Board of Directors who qualify as "disinterested" plan administrators under Section 16 Regulations, or whose administration otherwise qualifies transactions under the Amended Plan as exempt from Section 16(b) of the 1934 Act. All references hereinafter to the "Committee" shall mean the "Disinterested Committee" if the action to be taken in administration of the Amended Plan must be taken by the Disinterested Committee.

(c) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Amended Plan: (i) to determine the purchase price of the Common Stock covered by each Stock Right, (ii) to determine the persons to whom and the time or times at which such Stock Right shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of a Stock Right, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each Stock Right, (v) to accelerate the time at which all or any part of a Stock Right may be exercised, (vi) to amend or modify the terms of any Stock Right with the consent of the Grantee, (vii) to interpret the Amended Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Amended Plan,
(ix) to determine the terms and provisions of each Stock Right agreement under the Amended Plan (which agreements need not be identical), including the designation of any options intended to be ISOs, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 15 herein to amend or terminate the Amended Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

(d) The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of a Stock Right shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.

4. Eligibility

ISOs may only be granted under this Amended Plan to any employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its related subs. Full or part-time employees, non-employee members of the Board of Directors, and non-employee consultants, agents or independent contractors to the Company or one of its related subs shall be eligible to receive NQOs, SARs, Awards and authorizations to make Purchases; provided, however, that no member of the Disinterested Committee shall act upon the granting to him/herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Stock Rights to such member. In determining the persons to whom Stock Rights shall be granted and the number of Common Shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted a Stock Right under this Amended Plan may be granted additional Stock Rights under the Amended Plan if the Committee shall so determine; provided, however, that for ISOs, to the extent the aggregate fair market value (determined at the time the ISO is granted) of the Common Shares with respect to which all ISOs are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as incentive stock options. Nothing in the Amended Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its related subs or affect, in any way, the right of the Company or any of its related subs to terminate his or her employment at the time.

5. Price

The option price for all ISOs granted under the Amended Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Amended Plan that do not qualify as ISOs, and, if applicable, the purchase price for all Awards or other Stock Rights shall also be determined by the Committee and may be other than 100% of the fair market value of the Common Shares. For purposes of the preceding sentence and for all other valuation purposes under the Amended Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any Stock Right hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6. Term

Each Stock Right and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Stock Right agreement. The Committee shall be under no duty to provide terms of like duration for Stock Rights granted under the Amended Plan, but the term of an Option may not extend more than ten (10) years from the date of grant of such option.

7. Exercise of Stock Right

(a) The Committee shall have full and complete authority to determine whether a Stock Right will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the Stock Right as the Committee may determine and specify in the Stock Right agreement.

(b) The exercise of any Stock Right granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

(c) A Stock Right holder electing to exercise his/her Stock Rights shall give written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate from time to time. Such notice shall identify the Stock Right being exercised and specify the number of Common Shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment for such shares shall be made to the Company either (a) in United States dollars in cash or check, or, (b) at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the holder having a fair market value as of the date of grant equal to the cash exercise price of the Stock Rights or (ii) a combination of cash and such shares, or (c) at the discretion of the Company and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Shares acquired upon exercise of the Stock Rights and an authorization to the broker or selling agent to pay that amount to the Company, or (d) at the discretion of the Company, by any combination of (a), (b) and (c) above. Until such person has been issued the Common Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8. Additional Restrictions

The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the Stock Rights granted under the Amended Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the holder's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such Stock Rights.

9. Alternative Stock Appreciation Rights

(a) Grant. At the time of grant of a Stock Right under the Amended Plan (or at any other time), the Committee, in its discretion, may grant a "Stock Appreciation Right" evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Amended Plan.

(b) Exercise. A SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his/her SAR as to the number of Common Shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one Common Share on the date of exercise over the per share exercise price at the time of the grant of such SAR, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Common Shares shall be determined as provided in Section 5 herein.

10. Ten Percent Shareholder Rule

Notwithstanding any other provision in the Amended Plan, if at the time an Option is granted pursuant to the Amended Plan the Grantee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any ISO to be granted to such Grantee pursuant to the Amended Plan shall satisfy the requirements of Section 422(c)(6) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares determined as described herein, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11. Non-Transferability

Except as otherwise provided in a Stock Right agreement, no Stock Right granted under the Amended Plan shall be transferable by a Grantee, otherwise than by will or the laws of descent or distribution, and during the lifetime of a Grantee, the Stock Right shall be exercisable only by such Grantee.

12. Restricted Stock Awards

The Committee may grant Awards of Common Shares subject to forfeiture and transfer restrictions. Any restricted stock Award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Amended Plan:

(a) Grant of Restricted Stock Awards. Each restricted stock Award made under the Amended Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such Award, such as a period of time during which the Grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Common Shares covered by the Award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock Awards.

(b) Delivery of Common Shares and Restrictions. At the time of a restricted stock Award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the Grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Grantee subject to the terms and conditions of the Amended Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The Grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, and the Committee shall generally impose certain restrictions including the following: (i) the Grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares;
(ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the Grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the Grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

(c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock Award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the Grantee or his/her beneficiary or estate, as the case may be.

13. Performance Awards

The Committee is further authorized to grant Performance Awards. Subject to the terms of this Amended Plan and any applicable Award agreement, a Performance Award granted under the Amended Plan (i) may be denominated or payable in cash, Common Shares of the Company (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance Awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Amended Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made by the Company under any Performance Award shall be determined by the Committee.

14. Dilution or Other Adjustments

If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Amended Plan and outstanding Stock Rights shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Amended Plan, the number of shares and the price per share subject to outstanding Stock Rights and the amount payable upon exercise of outstanding Awards, in order to prevent dilution or enlargement of Stock Rights.

15. Amendment or Discontinuance of Plan

The Board of Directors may amend or discontinue the Amended Plan at any time. Subject to the provisions of Section 14 no amendment of the Amended Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Amended Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under
Section 5, or (iv) modify the eligibility requirements for participation in the Amended Plan. The Board of Directors shall not alter or impair any Stock Right theretofore granted under the Amended Plan without the consent of the holder of such Stock Right.

16. Time of Granting

Stock Rights may be granted under the Amended Plan at any time on or after September 1, 2001 and prior to January 1, 2011. The date of a grant of a Stock Right under the Amended Plan will be the date specified by the Committee at the time it grants the Stock Rights.

17. Income Tax Withholding and Tax Bonuses

(a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Grantee under the Amended Plan, are withheld or collected from such Grantee. In order to assist a Grantee in paying all federal and state taxes to be withheld or collected upon exercise of a Stock Right which does not qualify as an ISO hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the Grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such Stock Right with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such Stock Right with a fair market value, determined in accordance with Section 5, equal to such taxes.

(b) The Committee shall have the authority, at the time of grant of a Stock Right under the Amended Plan or at any time thereafter, to approve tax bonuses (gross-up) to senior employees of the Company who are Grantees, to be paid upon their exercise of Stock Rights granted hereunder. The Committee shall determine the amount of any such payment. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

18. Effective Date and Termination of Amended Plan

(a) This Amended Plan was adopted by the Board of Directors by unanimous action in writing, effective as of April 29, 2005, amending and restating the Incentive Stock Plan effective September 1, 2001 and approved by the shareholders at the Annual Meeting of Shareholders which took place on June 13, 2002, subject, with respect to the validation of ISOs granted under the Amended Plan, to approval of the Amended Plan by the shareholders of the Company at the Next Meeting of Shareholders or, in lieu thereof, by written consent. If the approval of shareholders is not obtained prior to October 30, 2005, any grants of ISOs under the Amended Plan made prior to that date shall be rescinded.

(b) Unless the Amended Plan shall have been discontinued as provided in Section 14 hereof, the Amended Plan shall terminate at 5:00 PM (New York Time) on January 1, 2011. No Stock Right may be granted after such termination, but termination of the Amended Plan shall not, without the consent of Grantee, alter or impair any rights or obligations under any Stock Right theretofore granted.

19. Governing Law

      The validity and construction of the Amended Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware.

                         Annual Meeting of Shareholders
                                  ZANETT, INC.
                                  June 17, 2005

                Please date, sign and mail your proxy card in the
                      envelope provided as soon as possible

                [Please Detach and Mail in the Envelope Provided]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR
        DIRECTOR LISTED BELOW AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN,
               DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                        PLEASE MARK YOUR VOTE IN BLUE OR
                           BLACK INK AS SHOWN HERE |X|

________________________________________________________________________________

1.Proposal No. 1, Election of Directors

                                NOMINEES
|_| FOR ALL NOMINEES            ( ) William Church
                                ( ) Leonard Goldstein
                                ( ) Claudio Guazzoni
                                ( ) David McCarthy
                                ( ) Jay Kelley
|_| WITHHOLD AUTHORITY          ( ) L. Scott Perry
    FOR ALL NOMINEES            ( ) Mohan Trikha

|_| FOR ALL EXCEPT
    (See instructions below)

                                                       FOR    AGAINST    ABSTAIN
2. Proposal No. 2 to ratify the Amended and Restated   |_|      |_|        |_|
   Zanett Stock Plan

3. Proposal No. 3 to ratify the Board of Directors'    |_|      |_|        |_|
   appointment of Deloitte & Touche, LLP, independent auditors, as auditors for Zanett, Inc. for the fiscal year ending December 31, 2005

The undersigned hereby revokes all previous proxies for the Meeting of Shareholders and acknowledges receipt of the Notice of Meeting and Proxy Statement of Zanett, Inc.

INSTRUCTION:      To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                  nominee you wish to withhold, as shown here: fill in circle( )
--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that       |_|
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
Signature of Shareholder ________________________________  Date ________________

Signature of Shareholder ________________________________  Date ________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                  ZANETT, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      I hereby constitute and appoint David M. McCarthy or Jack M. Rapport as my true and lawful agent and proxy, with full power of substitution in each, to vote all shares of Common Stock held of record by me at the Meeting of Shareholders of Zanett, Inc. to be held on June 17, 2005 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

      Unless otherwise specified, all shares will be voted for the election of all nominees listed and for each of the proposals to be acted upon at the Meeting of Shareholders. This Proxy also delegates discretionary authority to vote with respect to any matters as to which a choice is not specified by the Shareholder and any matters that Zanett, Inc. did not have notice of a reasonable time before Zanett, Inc. mailed the proxy materials relating to the Shareholders' Meeting. (Continued and to be signed on reverse side)

                                                                      Appendix B

        Audit Committee of the Board of Directors of Zanett, Inc. Charter

I Purpose

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Zanett, Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing:

      o Financial reports and other financial information provided by the Company to any governmental body or the public;

      o The Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

      o The Company's auditing, accounting and financial reporting processes generally.

Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies and procedures and practices at all levels.

The Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

      o     Select,  evaluate,  and,  where  appropriate,   replace  independent
            accountants who ultimately are accountable to the Board and the Committee, as representatives of shareholders;

      o Review and appraise the audit efforts of the internal auditing department;

      o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II Composition

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until the members' successors shall be duly elected and qualified. The Committee must be comprised of at least two (2) members, a majority of whom must be independent directors. "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

      o A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

      o A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

      o A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

      o A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

      o A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III Meetings

The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financial statements consistent with Paragraph 4 of Section IV below.

IV Responsibilities and Duties

To fulfill its responsibilities and duties, the members of the Committee shall:

      Documents/Reports Review

      1. Review and reassess the adequacy of this Charter periodically, at least annually, as conditions dictate.

      2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

      3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

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      4.    Review with  financial  management and the  independent  accountants each quarterly filing on Form 10Q-SB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

      Independent Accountants

      5. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants.

      6. Ensure receipt from independent accountants on an annual basis of a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1.

      7. Actively engage on an ongoing basis in a dialogue with independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountant.

      8.    Review the  performance of the  independent  accountants and approve
            any  proposed   discharge  of  the  independent   accountants   when
            circumstances warrant.

      9. Periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

      Financial Reporting Processes

      10. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

      11. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      12. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

      Process Improvement

      13. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

      14. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      15.   Review  any  significant   disagreement  among  management  and  the
            independent accountants or the internal auditing department in connection with the preparation of the financial statements.

      16. Review with the independent accountants, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

      Ethical and Legal Compliance

      17.   Review  all  related  party  and  potential   conflict  of  interest
            transactions on an ongoing basis.

      18. Review activities, organizational structure, and qualifications of the internal accounting department.

      19. Ensure that management has established a system of internal control regarding ethics issues.

      20. Ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy any legal requirements.

      21. Review, with the organization's counsel, any legal compliance matters, i.e., Company securities trading policies, etc.

      22.   Review, with the organization's counsel, any legal matter that could
            have  a   significant   impact  on  the   organization's   financial
            statements.

      23. Perform any other activities consistent with this Charter, the Company's By-laws and any governing law or regulations, as the Committee or the Board deems necessary or appropriate.